                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive proxy statement

     [ ] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                             Chester Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3) Filing party:

--------------------------------------------------------------------------------

     (4) Date filed:

--------------------------------------------------------------------------------

                       [Chester Bancorp. Inc. Letterhead]








                                 March 10, 2000






Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of Chester Bancorp, Inc. to be held at the American Legion Hall located at 500
E. Opdyke St., Chester, Illinois, on Friday, April 7, 2000, at 10:00 a.m., local time.

         The Notice of the Annual Meeting of Stockholders and Proxy Statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Corporation.

         IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THIS MEETING, WHETHER OR NOT YOU ATTEND THE MEETING IN PERSON AND REGARDLESS OF THE NUMBER OF SHARES YOU OWN. TO MAKE SURE YOUR SHARES ARE REPRESENTED, WE URGE YOU TO COMPLETE AND MAIL THE ENCLOSED PROXY CARD. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON EVEN IF YOU HAVE PREVIOUSLY MAILED A PROXY CARD.

         We look forward to seeing you at the meeting.

                                   Sincerely,


                                   /s/ Michael W. Welge

                                   Michael W. Welge
                                   Chairman of the Board, President and Chief
                                   Financial Officer

                              CHESTER BANCORP, INC.
                                1112 STATE STREET
                             CHESTER, ILLINOIS 62233
                                 (618) 826-5038

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON APRIL 7, 2000

--------------------------------------------------------------------------------


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Chester Bancorp, Inc. ("Corporation") will be held at the American Legion Hall located at 500 E. Opdyke St., Chester, Illinois, on Friday, April 7, 2000, at 10:00 a.m., local time, for the following purposes:

         (1)      To elect three directors to serve for three year terms;

         (2)      To approve the Chester Bancorp, Inc. 2000 Stock Option Plan;
                  and

         (3) To consider and act upon such other matters as may properly come before the meeting or any adjournments thereof.

         NOTE: The Board of Directors is not aware of any other business to come before the meeting.

         Any action may be taken on the foregoing proposals at the meeting on the date specified above or on any date or dates to which, by original or later adjournment, the meeting may be adjourned. Stockholders of record at the close of business on February 25, 2000 are entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

         You are requested to complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                           BY ORDER OF THE BOARD OF DIRECTORS



                                           EDWARD K. COLLINS
                                           SECRETARY


Chester, Illinois
March 10, 2000

--------------------------------------------------------------------------------

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------

                                 PROXY STATEMENT
                                       OF
                              CHESTER BANCORP, INC.
                                1112 STATE STREET
                             CHESTER, ILLINOIS 62233

--------------------------------------------------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                  APRIL 7, 2000

--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Chester Bancorp, Inc. ("Corporation"), the holding company for Chester National Bank and Chester National Bank of Missouri (together the "Banks"), to be used at the Annual Meeting of Stockholders of the Corporation ("Annual Meeting"). The Annual Meeting will be held at the American Legion Hall located at 500 E. Opdyke St., Chester, Illinois on Friday, April 7, 2000, at 10:00 a.m., local time. This Proxy Statement and the enclosed proxy card are being mailed to stockholders on or about March 10, 1999.



                           VOTING AND PROXY PROCEDURE

         Stockholders of record as of the close of business on February 25, 2000 are entitled to one vote for each share of common stock ("Common Stock") of the Corporation then held. As of February 1, 2000, the Corporation had 1,378,953 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining the existence of a quorum. Broker non-votes will not be considered shares present and will not be included in determining whether a quorum is present.

         The Board of Directors solicits proxies so that each stockholder has the opportunity to vote on the proposals to be considered at the Annual Meeting. When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. Where no instructions are indicated, proxies will be voted FOR the nominees for directors set forth below and FOR the approval of the Chester Bancorp, Inc. 2000 Stock Option Plan. If a stockholder attends the Annual Meeting, he or she may vote by ballot. If a stockholder does not return a signed proxy card or does not attend the Annual Meeting and vote in person, his or her shares will not be voted.

         Stockholders who execute proxies retain the right to revoke them at any time. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Corporation or by filing a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting. Attendance at the Annual Meeting will not automatically revoke a proxy, but a stockholder in attendance may request a ballot and vote in person, thereby revoking a prior granted proxy.

         The three directors to be elected at the Annual Meeting will be elected by a plurality of the votes cast by stockholders present in person or by proxy and entitled to vote. Stockholders are not permitted to cumulate their votes for the election of directors. With respect to the election of directors, votes may be cast for or withheld from each nominee. Votes that are withheld and broker non-votes will have no effect on the outcome of the election because directors will be elected by a plurality of votes cast. With respect to the other proposal to be voted upon, stockholders may vote for a proposal, against a proposal or may abstain from voting. Approval of the 2000 Stock Option Plan will require the affirmative vote of a majority of the outstanding shares. Thus, abstentions and broker non-votes will have the same effect as a vote against approval of the 2000 Stock Option Plan.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         Persons and groups who beneficially own in excess of 5% of the Corporation's Common Stock are required to file certain reports disclosing such ownership pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). Based on such reports, the following table sets forth, as of March 1, 2000, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Common Stock. Management knows of no persons other than those set forth below who beneficially owned more than 5% of the outstanding shares of Common Stock at March 1, 2000. The following table also sets forth, as of March 1, 2000, information as to the shares of Common Stock beneficially owned by each director, by the named executive officers of the Corporation, and by all executive officers and directors of the Corporation as a group.

                                                Number of Shares                         Percent of Shares
Name                                         Beneficially Owned(1)(2)                       Outstanding
----                                         ------------------                          ---------------
DIRECTORS AND BENEFICIAL
OWNERS OF MORE THAN 5%

Chester National Bank Employee Stock
     Ownership Plan and Trust
     1112 State Street
     Chester, Illinois 62233                         173,770(3)                               12.60%

Gilster-Mary Lee Corporation
     Employee Profit Sharing Plan                    129,900                                   9.429%
     1037 State Street
     Chester, Illinois 62233

Michael W. Welge                                     258,593(3)(4)                            18.52%
Allen R. Verseman                                     56,562(5)                                4.09%
John R. Beck, M.D.                                    56,108                                   4.06%
James C. McDonald                                     25,910                                   1.87%
Thomas E. Welch, Jr.                                  23,058(3)                                1.65%
Carl H. Welge                                         16,864                                   1.22%

NAMED EXECUTIVE OFFICERS(6)

Edward K. Collins                                     43,115(3)                                3.09%
All Executive Officers and
 Directors as a Group (7 persons)                    480,210                                  33.40%

---------------
(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has voting or investment power with respect to such security. The table includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power.

(2) Includes the following shares which such persons have within 60 days after February 1, 2000, the right to acquire upon exercise of employee stock options or director non-qualified stock options: 18,547 shares for each of Mr. M. Welge and Mr. Collins; 4,364 shares for each of Mr. Beck, Mr. Verseman, Mr. McDonald, Mr. Welch and Mr. C. Welge.

(3) Shares held in accounts under the Corporation's ESOP, as to which the holders have voting power but not investment power, are included as follows: Mr. Collins, 2,856 shares, Mr. Welch, 1,597 shares and Mr. M. Welge, 1,418 shares.

(4) Includes 85,128 shares over which Mr. M. Welge has sole voting and investment power, 153,500 shares over which Mr. M. Welge has shared investment and voting power, options to acquire 18,547 shares and 1,418 shares held in the ESOP.

(5) Includes 50,698 shares over which Mr. Verseman has sole voting and investment power and 1,500 shares over which Mr. Verseman has shared investment and voting power.

(6) Under SEC regulations, the term "named executive officer" is defined to include the chief executive officer, regardless of compensation level, and the four most highly compensated executive officers, other than the chief executive officer, whose total annual salary and bonus for the last completed fiscal year exceeded $100,000. Edward K. Collins was the Corporation's only "named executive officer" for the fiscal year ended December 31, 1999. He is also a director of the Corporation.

                       PROPOSAL I -- ELECTION OF DIRECTORS

         The Corporation's Board of Directors consists of seven members and is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. Three directors will be elected at the Annual Meeting to serve for a three year period, or until their respective successors have been elected and qualified. The nominees for election this year are John R. Beck, M.D, James C. McDonald and Thomas E. Welch, Jr. The nominees are current members of the Boards of Directors of the Corporation and the Banks.

         It is intended that the proxies solicited by the Board of Directors will be voted for the election of the above named nominees. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the Board of Directors may adopt a resolution to amend the Bylaws and reduce the size of the Board. At this time the Board of Directors knows of no reason why any nominee might be unavailable to serve.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF MESSRS. BECK, MCDONALD AND WELCH.

         The following table sets forth certain information regarding the nominees for election at the Annual Meeting, as well as information regarding those directors continuing in office after the Annual Meeting.

                                                             Year First
                                                               Elected                        Term to
    Name                            Age(1)                    Director(2)                    Expire(3)
    ----                            ---                       --------                       ------
                                 BOARD NOMINEES

Thomas E. Welch, Jr.                  60                        1990                           2003
John R. Beck, M.D.                    65                        1989                           2003
James C. McDonald                     70                        1990                           2003


                         DIRECTORS CONTINUING IN OFFICE


Michael W. Welge(4)                   59                        1980                           2002
Edward K. Collins                     55                        1996                           2002
Carl H. Welge(4)                      56                        1980                           2001
Allen R. Verseman                     65                        1992                           2001

--------------

(1)  As of December 31, 1999.

(2)  Includes prior service on the Board of Directors of Chester Savings Bank.

(3)  Assuming the individual is re-elected.

(4)  Michael W. Welge and Carl H. Welge are second cousins.

         The present principal occupation and other business experience during the last five years of each nominee for election and each director continuing in office is set forth below:

         Michael W. Welge is Chairman of the Board of Directors, President and Chief Financial Officer. He has responsibility for various management functions, including financial management and investment portfolio management, determination of all employee compensation and employment decisions. Mr. Welge has been employed for the past 38 years at Gilster-Mary Lee Corporation where he currently serves as its Executive Vice President, Secretary and Treasurer. He has been active in civic affairs and is a past President of both the Chester

Chamber of Commerce and the Chester School Board. For the past 19 years Mr. Welge has served as an Alderman of the City Council of Chester. Mr. Welge has also been the President and a director of several local corporations and clubs.

         Edward K. Collins is Treasurer and Secretary of the Corporation and has been Executive Vice President and Chief Executive Officer of Chester National Bank since January 1995. He is responsible for Chester National Bank's supervisions and performance of operations and lending. Prior to his employment at Chester National Bank, Mr. Collins was Executive Vice President and Senior Loan Officer of Union Bank of Illinois from August 1991 to December 1994 and was President, Chief Executive Officer and a Director of First National Bank & Trust, Syracuse, Nebraska, from August 1988 to August 1991. Mr. Collins is a member of the Board of Directors of the Chester Chamber of Commerce.

         Carl H. Welge has been employed for 10 years at Gilster-Mary Lee Corporation and currently serves as Accounts Receivable Supervisor. He is a member of the Memorial Hospital Board of Directors and a member of the Friends of Chester Public Library.

         John R. Beck, M.D. is a self-employed physician. He is a member of the Hospital staff of Memorial Hospital, Chester, Illinois, and a director of Home Health Care.

         James C. McDonald has been employed for 47 years at the U.S. Postal Service. He is a Trustee of the Presbyterian Church, Sparta, Illinois, and is a member of the Sparta Building Commission and the Sparta Senior Citizen Board.

         Thomas E. Welch, Jr. was employed as an officer of Chester National Bank since 1990 when Heritage Federal was acquired by Chester National Bank. Effective as of March 31, 2000, Mr. Welch retired from employment as the Senior Vice President and Compliance Officer for Chester National Bank and manager of the Sparta branch.

         Allen R. Verseman has been employed for 31 years at Gilster-Mary Lee Corporation and currently serves as Plant Superintendent.


                  MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Boards of Directors of the Corporation and the Banks conduct their business through meetings of the Boards and through their committees. During the fiscal year ended December 31, 1999, the Board of Directors of the Corporation held 12 meetings, the Board of Directors of Chester National Bank held 12 meetings, and the Board of Directors of Chester National Bank of Missouri held 12 meetings. No director of the Corporation or the Banks attended fewer than 75% of the total meetings of the Boards and committees on which such person served during this period.

         Each year an Audit Committee is appointed, and consists of the entire Board of Directors with the exception of those Directors that are employees of the Banks. The purpose of this Committee is to review financial data of the Banks and retain the Banks' independent auditor. During the fiscal year ended December 31, 1999, the Audit Committee met 12 times.

         The Executive Committee consists of Directors M. Welge, and Collins, the Secretary and two rotating Directors. The Executive Committee meets weekly, and the committee has full authority of the Board of Directors in order to conduct business in a timely manner. The Executive Committee also functions as the Banks' Loan Committee and Asset Liability Committee. All actions of the Executive Committee are subsequently ratified by the full Board of Directors. The Executive Committee met 52 times during the fiscal year ended December 31, 1999.

         The Board of Directors of the Corporation acts as a nominating committee for selecting the nominees for election as directors. During the fiscal year ended December 31, 1999, the Board of Directors met once in its capacity as nominating committee to select nominees for election at the Annual Meeting.

                             DIRECTORS' COMPENSATION

DIRECTORS' COMPENSATION

         BOARD AND COMMITTEE FEES. Directors received a fee of $750 per month during the year ended December 31, 1999, with no additional fees paid for committee meetings, except for the rotating Directors who serve on the Executive Committee who receive $50 per meeting attended. Director's fees totaled $66,800 for the year ended December 31, 1999.


                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

                                                                           Annual Compensation
                                                       ------------------------------------------------------
Name and                                                                                         Other Annual
Position                                               Year     Salary($)     Bonus($)        Compensation($)(1)
--------                                               ----     ---------     --------        ---------------

Edward K. Collins                                      1999     $ 80,000          --             $    --
Treasurer and Secretary of the Corporation             1998     $ 80,000          --             $    --
and Executive Vice President, Chief Executive          1997     $ 80,000          --             $    --
Officer and Director of Chester National Bank

---------------
(1) Does not include perquisites which, in the aggregate, did not exceed the lesser of $50,000 or 10% of salary and bonus.

                                                                                      POTENTIAL REALIZABLE VALUE AT
                                   OPTION/SAR GRANTS IN LAST FISCAL YEAR                 ASSUMED ANNUAL RATES OF
                                             INDIVIDUAL GRANTS                        STOCK PRICE APPRECIATION FOR
                                                                                               OPTION TERM
                           -----------------------------------------------------   ------------------------------------
                            Number of       % of Total
                            Securities     Options/SARs     Exercise
                            Underlying      Granted to        or
                           Options/SARs    Employees in    Base Price  Expiration
          Name             Granted (#)     Fiscal Year      ($/Sh)        Date        0% ($)       5% ($)      10% ($)
          ----             -----------     -----------     ----------  ----------     ------       ------      -------
Edward K. Collins.....         5456           31.25%        $17.00     12/8/2008        0         58,331      147,823


EMPLOYMENT AGREEMENTS

         The Corporation and the Banks have entered into a three-year employment agreement with Mr. Collins. Under the agreement, the salary level for Mr. Collins is $80,000, which amount will be paid by Chester National Bank and may be increased at the discretion of the Board of Directors or an authorized committee of the Board. On each anniversary of the commencement date of the agreement, the term of the agreement may be extended for an additional year. The current term of the agreement has been extended to January 1, 2003. The agreement is terminable by the Employers at any time or upon the occurrence of certain events specified by federal regulations.

         The employment agreement provides for severance payments and other benefits in the event of involuntary termination of employment in connection with any change in control of the Employers. Severance payments also will be provided in connection with a voluntary termination of employment where, subsequent to a change in control, Mr. Collins is assigned duties inconsistent with his position, duties, responsibilities and status immediately prior to such change in control. The term "change in control" is defined in the agreement as having occurred when, among other things, (a) a person other than the Corporation purchases shares of Common Stock pursuant to a tender or exchange offer for such shares, (b) any person is or becomes the beneficial owner, directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation's then outstanding securities, (c) the membership of the Board of Directors changes as the result of a contested election, or (d) stockholders of the Corporation approve a merger, consolidation, sale or disposition of all or substantially all of the Corporation's assets, or a plan of partial or complete liquidation.

         The severance payments from the Employers will equal 2.99 times Mr. Collins' average annual compensation during the five-year period preceding the change in control. Such amount will be paid in a lump sum within 10 business days following the termination of employment. Assuming that a change in control had occurred at December 31, 1998, Mr. Collins would be entitled to severance payments of approximately $240,000. Section 280G of the Internal Revenue Code of 1986, as amended ("Code"), states that severance payments that equal or exceed three times the base compensation of the individual are deemed to be "excess parachute payments" if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of such excess payments, and the Employers would not be entitled to deduct the amount of such excess payments.

         The agreement restricts Mr. Collins' right to compete against the Employers for a period of one year from the date of termination of the agreement if he voluntarily terminates his employment, except in the event of a change in control. The Board of Directors of the Corporation or the Banks may, from time to time, also extend employment agreements to other senior executive officers.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The entire Board of Directors of the Corporation acts as the Compensation Committee which determines the compensation for Mr. Collins and the other officers of the Corporation. The Committee met once in 1999.

         Notwithstanding anything to the contrary set forth in any of the Corporation's previous filings under the Securities Act or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Report of the Compensation Committee and Performance Graph shall not be incorporated by reference into any such filings.

REPORT OF THE COMPENSATION COMMITTEE

         Under the rules established by the SEC, the Corporation is required to provide certain data and information in regard to the compensation and benefits provided to the Corporation's Chief Executive Officer and other executives officers of the Corporation. The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to the fundamental executive compensation decisions affecting those individuals. Insofar as no separate compensation is currently payable by the Corporation, the Committee, acting on behalf of Chester National Bank, has prepared the following report for inclusion in this proxy statement.

         The Committee's duties are to administer policies that govern executive compensation for the Corporation. The Committee evaluates executive performances, compensation policies and salaries and makes determinations concerning the compensation of each named executive officer and other executive officers. The Committee establishes the compensation levels for the coming year. The executive compensation policy of the Corporation is designed to establish an appropriate relationship between executive pay and the Corporation's annual and long-term performance, long-term growth objectives, and the Corporation's ability to attract and retain qualified executive officers. Although the Committee did not establish executive compensation levels on the basis of whether specific financial goals had been achieved by the Corporation, the Committee considered the overall profitability of the Corporation when making their decisions. The Committee believes that management compensation levels, as a whole, appropriately reflect the application of the Corporation's executive compensation policy and the progress of the Corporation. During the year ended December 31, 1999, the base compensation for Edward K. Collins was $80,000, which did not represent an increase from the previous year.

PERFORMANCE GRAPH

         Set forth hereunder is a performance graph comparing (a) the total return of the Corporation's common stock for the period beginning October 4, 1996 (the date on which the Corporation's common stock commenced trading on the Nasdaq National Market) through December 31, 1999, (b) the cumulative total return on stocks included in the Russell 2000 Index over such period, (c) the cumulative total return on stock included in the SNL Bank Index over such period, and (d) the cumulative total return on stocks included in the SNL Bank - less than $250M - Asset-Size Index. The cumulative total return on the Corporation's common stock was computed assuming the reinvestment of cash dividends.

                               PERFORMANCE GRAPH

                                                     Period Ending
                                    ------------------------------------------------
Index                               10/8/96   12/31/96  12/31/97  12/31/98  12/31/99
-----                               -------   --------  --------  --------  --------
Chester Bancorp, Inc.                100.00    101.82    140.88    134.66    135.80
Russell 2000                         100.00    104.90    128.36    125.09    151.68
SNL Bank Index                       100.00    110.88    168.03    181.76    176.15
SNL <$250M Bank Asset-Size Index     100.00    109.18    178.17    169.36    148.72

                COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

         Section 16(a) of the Exchange Act requires the Corporation's executive officers and directors, and persons who own more than 10% of any registered class of the Corporation's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Corporation with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms it has received and written representations provided to the Corporation by the above referenced persons, the Corporation believes that, during the 1999 fiscal year, all filing requirements applicable to its reporting officers, directors and greater than 10% stockholders were properly and timely complied with.


                          TRANSACTIONS WITH MANAGEMENT

         Current law requires that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and does not involve more than the normal risk of repayment or present other unfavorable features. The Banks are prohibited from making any new loans or extensions of credit to the Banks' executive officers and directors at different rates or terms than those offered to the general public, and has adopted a policy to this effect. The aggregate amount of loans by the Banks to its executive officers and directors was $386,894 at December 31, 1999.


                PROPOSAL II - APPROVAL OF 2000 STOCK OPTION PLAN

         The Corporation's Board of Directors adopted the 2000 Stock Option Plan ("Option Plan") on January 11, 2000, subject to approval by the Corporation's stockholders. THE FOLLOWING DESCRIPTION OF THE OPTION PLAN IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE COMPLETE TEXT OF THE OPTION PLAN WHICH IS ATTACHED AS EXHIBIT A.

ADMINISTRATION OF THE OPTION PLAN

         The Option Plan is administered by a committee of the Board of Directors ("Committee") consisting of not less than two non-employee members of the Board of Directors. In addition to determining who will be granted options, the Committee has the authority and discretion to determine when options will be granted and the number of options to be granted. In making such determination, the Committee will consider those non-employee directors, officers and employees who are expected to make significant contributions to the long-term success of the Corporation and the Banks. With respect to awards to officers and employees, the Committee also determines which options are intended to qualify for special treatment under the Code ("Incentive Stock Options") or to be issued as options which are not intended to so qualify ("Non-Qualified Stock Options").

         The Board of Directors may from time to time amend or terminate the Option Plan in any respect. An amendment to the Option Plan may be subject to stockholder approval if such approval is necessary to comply with any tax or regulatory requirement. No amendment or termination may retroactively impair the rights of any person with respect to an option.

SHARES SUBJECT TO THE OPTION PLAN

         The Corporation has reserved an aggregate of 50,000 shares of the Corporation's Common Stock for issuance pursuant to the exercise of stock options which may be granted to officers, employees and non-employee directors.

         In the event of a merger, consolidation, sale of all or substantially all of the property of the Corporation, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution, to the extent permitted by the Corporation, an appropriate and proportionate adjustment shall be made in (i) the maximum number of shares available, (ii) the number and kind of shares subject to outstanding options, if any, and (iii) the price for each share.

OPTION PRICE

         The exercise price of Non-Qualified Stock Options and Incentive Stock Options may not be less than 100% of the fair market value of the shares of Common Stock of the Corporation on the date of grant. Any Incentive Stock Option granted to a person owning more than 10% of the Corporations outstanding Common Stock must have an exercise price of at least 110% of fair market value on the date of grant. The maximum aggregate fair market value (determined as of the date of grant) of the shares to which Incentive Stock Options held by an individual become exercisable for the first time during any calendar year may not exceed $100,000.

TERMS OF OPTIONS

         In general, the Committee has the discretion to fix the term of each option granted to an officer or employee under the Option Plan, except that the maximum term of each option is 10 years, subject to earlier termination as provided in the Option Plan (five years in the case of Incentive Stock Options granted to an employee who owns over 10% of the total combined voting power of all classes of the Corporation's stock). The Option Plan provides that all awards under the Option Plan will become exercisable no more rapidly than in equal installments over a five-year period following the date of grant. However, unvested options will become immediately exercisable in the event of the option holder's death or disability, or upon a change in control (as defined in the Option Plan) of the Corporation or the Banks (to the extent authorized or not prohibited by applicable law or regulations).

         Except in limited circumstances, an option may not be transferred other than by will or by laws of descent and distribution and, during the lifetime of the option holder, may be exercised only by such holder. If any option expires or terminates for any reason without having been exercised in full, the unpurchased shares subject to such option will be available again for purposes of the Option Plan.

FEDERAL INCOME TAX. CONSEQUENCES OF NON-QUALIFIED OPTIONS

         An option holder who is granted a Non-Qualified Stock Option under the Option Plan will not realize any income for Federal income tax purposes on the grant of an option. An option holder will realize ordinary income for Federal income tax purposes on the exercise of an option, provided the shares are not then subject to a substantial risk of forfeiture within the meaning of Section 83 of the Code ("Risk of Forfeiture"), in an amount equal to the excess, if any, of the fair market value of the shares of Common Stock on the date of exercise over the exercise price thereof. If the shares are subject to a Risk of Forfeiture on the date of exercise, the option holder will realize ordinary income for the year in which the shares cease to be subject to a Risk of Forfeiture in an amount equal to the excess, if any, of the fair market value of the shares at the date they cease to be subject to a Risk of Forfeiture over the exercise price, unless the option holder shall have made a timely election under
Section 83 of the Code to include in his income for the year of exercise an amount equal to the excess of the fair market value of the shares of Common Stock on the date of exercise over the exercise price. The amount realized for tax purposes by an option holder by reason of the exercise of a Non-Qualified Stock Option granted under the Option Plan is subject to withholding by the Corporation and the Corporation is entitled to a deduction in an amount equal to the income so realized by an option holder, provided all necessary withholding requirements under the Code are met.

         Provided that the option holder satisfies certain holding period requirements provided by the Code, an employee will realize long-term capital gain or loss, as the case may be, if the shares issued upon exercise of a Non-Qualified Stock Option are disposed of more than one year after (i) the shares are transferred to the employee or (ii) if the shares were subject to a Risk of Forfeiture on the date of exercise and a valid election under Section 83 of the Code shall not have been made, the date as of which the shares cease to be subject to a Risk of Forfeiture. The amount recognized upon such disposition will be the difference between the option holder's basis in such shares and the amount realized upon such disposition. Generally, an option holder's basis in the shares will be equal to the exercise price plus the amount of income recognized upon exercise of the option.

FEDERAL INCOME TAX CONSEQUENCES OF INCENTIVE STOCK OPTIONS

         An Incentive Stock Option holder who meets the eligibility requirements of Section 422 of the Code will not realize income for Federal income tax purposes, and the Corporation will not be entitled to a deduction, on either the grant or the exercise of an Incentive Stock Option. If the Incentive Stock Option holder does not dispose of the shares acquired within two years after the date the Incentive Stock Option was granted to him or within one year after the transfer of the shares to him, (i) any proceeds realized on a sale of such shares in excess of the option price will be treated as long-term capital gain and (ii) the Corporation will not be entitled to any deduction for Federal income tax purposes with respect to such shares.

         If an Incentive Stock Option holder disposes of shares during the two-year or one-year periods referred to above (a "Disqualifying Disposition"), the Incentive Stock Option holder will not be entitled to the favorable tax treatment afforded to incentive stock options under the Code. Instead, the Incentive Stock Option holder will realize ordinary income for Federal income tax purposes in the year the Disqualifying Disposition is made, in an amount equal to the excess, if any, of the fair market value of the shares of Common Stock on the date of exercise over the exercise price.

         An Incentive Stock Option holder generally will recognize long-term capital gains or loss, as the case may be, if the Disqualifying Disposition is made more than one year after the shares are transferred to the Incentive Stock Option holder. The amount of any such gain or loss will be equal to the difference between the amount realized on the Disqualifying Disposition and the sum of (x) the exercise price and (y) the ordinary income realized by the Incentive Stock Option holder as the result of the Disqualifying Disposition.

         The Corporation will be allowed in the taxable year of a Disqualifying Disposition a deduction in the same amount as the ordinary income recognized by the Incentive Stock Option holder provided all necessary withholding requirements are met.

         Notwithstanding the foregoing, if the Disqualifying Disposition is made in a transaction with respect to which a loss (if sustained) would be recognized to the Incentive Stock Option holder, then the amount of ordinary income required to be recognized upon the Disqualifying Disposition will not exceed the amount by which the amount realized from the disposition exceeds the exercise price. Generally, a loss may be recognized if the transaction is not a "wash" sale, a gift or a sale between certain persons or entities classified under the Code as "related persons."

ALTERNATIVE MINIMUM TAX

         For purposes of computing the alternative minimum tax with respect to shares acquired pursuant to the exercise of Incentive Stock Options, the difference between the fair market value of the shares on the date of exercise over the exercise price will be an item of tax preference in the year of exercise if the shares are not subject to a Risk of Forfeiture; if the shares are subject to a Risk of Forfeiture, the amount of the tax preference taken into account in the year the Risk of Forfeiture ceased will be the excess of the fair market value of the shares at the date they cease to be subject to a Risk of Forfeiture over the exercise price. The basis of the shares for alternative minimum tax purposes, generally, will be an amount equal to the exercise price, increased by the amount of the tax preference taken into account in computing the alternative minimum taxable income.

ADOPTION OF THE OPTION PLAN

         Subject to approval by the Corporation's stockholders, the Board of Directors adopted the Option Plan to encourage stock ownership by employees and non-employee directors of the Corporation and its subsidiaries by issuing options to purchase shares of the Corporation's Common Stock enabling such directors, officers and employees to acquire or increase their proprietary interest in the Corporation and thereby encourage them to remain in the employ or remain directors of the Corporation and its subsidiaries. The Board of Directors has determined that the Option Plan is desirable, cost effective and produces incentives which will benefit the Corporation and its stockholders. Moreover, the Board of Directors believes that the terms of the Option Plan are consistent with the terms of similar stock compensation programs implemented by other recently converted financial institutions in the Banks' peer group. THE OPTION PLAN MUST BE APPROVED BY A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK OF THE CORPORATION. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE 2000 STOCK OPTION PLAN ATTACHED AS EXHIBIT A.


                                    AUDITORS

         The Board of Directors has appointed KPMG Peat Marwick LLP, independent public accountants, to serve as the Corporation's auditors for the fiscal year ending December 31, 2000. A representative of KPMG Peat Marwick LLP is expected to be present at the Annual Meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement if he or she so desires.


                                  OTHER MATTERS

         The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

                                  MISCELLANEOUS

         The cost of solicitation of proxies will be borne by the Corporation. The Corporation will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Corporation may solicit proxies personally or by telecopier or telephone without additional compensation.

         The Corporation's 1999 Annual Report to Stockholders, including consolidated financial statements, has been mailed to all stockholders of record as of the close of business on February 25, 2000. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Corporation. The Annual Report is not to be treated as part of the proxy solicitation material or having been incorporated herein by reference.

         A COPY OF THE CORPORATION'S FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999, AS FILED WITH THE SEC, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS OF RECORD AS OF FEBRUARY 25, 2000, UPON WRITTEN REQUEST TO MICHAEL
W. WELGE, PRESIDENT, CHESTER BANCORP, INC., 1112 STATE STREET, CHESTER, ILLINOIS 62233.


                              STOCKHOLDER PROPOSALS

         Proposals of stockholders intended to be presented at the Corporation's annual meeting to be held in April 2001 must be received by the Corporation no later than October 21, 2000 to be considered for inclusion in the proxy solicitation materials and form of proxy relating to such meeting. Any such proposals shall be subject to the requirements of the proxy solicitation rules adopted under the Exchange Act.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    EDWARD K. COLLINS
                                    SECRETARY

Chester, Illinois
March 10, 2000

                                                                       EXHIBIT A


                              CHESTER BANCORP, INC.

                             2000 STOCK OPTION PLAN


SECTION 1. PURPOSE. The purposes of the Chester Bancorp, Inc. 2000 Stock Option Plan are to promote the interests of the Company, its affiliates, and its stockholders by (i) attracting and retaining exceptional executive personnel and other key employees and directors of the Company and its affiliates; (ii) motivating such employees and Eligible Directors by means of performance-related incentives to achieve longer-range performance goals; and (iii) enabling such employees and Eligible Directors to participate in the long-term growth and financial success of the Company.

SECTION 2. DEFINITIONS. As used in the Plan, the following terms shall have the meanings set forth below:

         "Affiliate" shall mean the Banks or any present or future corporation that would be a "parent" or "subsidiary" corporation as defined in Sections 424(f) and (g), respectively, of the Code.

         "Award" shall mean any grant of Options or Director Options.

         "Award Agreement" shall mean any written agreement, contract, or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant or Eligible Director.

         "Banks" shall mean Chester National Bank and Chester National Bank of Missouri.

         "Board" shall mean the Board of Directors of the Company.

         "Change in Control" shall mean an event deemed to occur if and when (a) an offeror other than the Company purchases shares of the common stock of the Company or the Bank pursuant to a tender or exchange offer for such shares, (b) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange
Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Company or the Bank representing twenty-five percent (25%) or more of the combined voting power of the Company's or the Bank's then outstanding securities, (c) the membership of the board of directors of the Company or the Bank changes as the result of a contested election, such that individuals who were directors at the beginning of any twenty-four month period (whether commencing before or after the date of adoption of this Plan) do not constitute a majority of the Board at the end of such period, or (d) shareholders of the Company or the Bank approve a merger, consolidation, sale or disposition of all or substantially all of the Company's or the Bank's assets, or a plan of partial or complete liquidation. If any of the events enumerated in clauses (a) - (d) occur, the Board shall determine the effective date of the change in control resulting therefrom, for purposes of the Plan.

         "Code" shall mean the Internal Revenue Code of 1986, as amended.

         "Committee" shall mean a committee of the Board consisting of at least two nonemployee directors designated by the Board to administer the Plan. If a separate committee is not designated by the Board, the Board shall serve as the Committee for all purposes under the Plan.

         "Company" shall mean Chester Bancorp, Inc., a Delaware corporation, together with any successor thereto.

         "Director Option" shall mean a Non-Qualified Stock Option granted to an Eligible Director pursuant to

Section 6(e).

         "Disability" shall have the meaning set forth in Section 22(e)(3) of the Code. For purposes of the Plan, all determinations as to whether a Participant has become disabled shall be made by a majority of the Board upon the basis of such evidence as it deems necessary or desirable, and shall be final and binding on all interested persons.

         "Effective Date" shall mean the date of shareholder approval of the Plan.

         "Eligible Director" shall mean, on any date, a person who is serving as a member of the Board but shall not include a person who is an Employee.

         "Employee" shall mean an employee of the Company or any Affiliate.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "Fair Market Value" shall be determined as follows:

         (a) If the Shares are traded or quoted on the Nasdaq Stock Market at the time of grant of the Award, then the Fair Market Value shall be the average of the highest and lowest selling price on such exchange on the date such Award is granted or, if there were no sales on such date, then on the next prior business day on which there was a sale.

         (b) If the Shares are not traded or quoted on the Nasdaq Stock Market, then the Fair Market Value shall be a value determined by the Committee in good faith on such basis as it deems appropriate.

         "Incentive Stock Option" shall mean a right to purchase Shares from the Company that is granted under Section 6 of the Plan and that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

         "Non-Qualified Stock Option" shall mean a right to purchase Shares from the Company that is granted under Section 6 of the Plan and that is not intended to be an Incentive Stock Option.

         "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option but shall not include a Director Option.

         "Participant" shall mean any Employee or Eligible Director selected by the Committee to receive an Award of Options or Director Options, as appropriate.

         "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

         "Plan" shall mean this Chester Bancorp, Inc. 1997 Stock Option Plan.

         "Rule 16b-3" shall mean Rule 16b-3 as promulgated and interpreted by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

         "SEC" shall mean the Securities and Exchange Commission or any successor thereto and shall include the staff thereof.

         "Shares" shall mean common shares of the Company, or such other securities of the Company as may be designated by the Committee from time to time.

         "Ten Percent Stockholder" shall mean any stockholder who, at the time an Incentive Stock Option is granted to such stockholder, owns (within the meaning of Section 424(d) of the Code) more than ten percent (10%) of the voting power of all classes of stock of the Company.

         "Termination for Cause" shall mean termination because of a Participant's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or material breach of any provision of any employment agreement between the Company or the Banks and a Participant.

SECTION 3.        ADMINISTRATION.

         (a) The Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to an eligible Employee; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee;
(vii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

         (b) Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, and Participant, any holder or beneficiary of any Award, any shareholder and any Employee.

SECTION 4.        SHARES AVAILABLE FOR AWARDS.

         (a) SHARES AVAILABLE. Subject to adjustment as provided in Section 4(b), the number of Shares with respect to which Options and Director Options may be granted under the Plan shall be 50,000. If, after the effective date of the Plan, any Shares covered by an Option or Director Option granted under the Plan, or to which such an Option or Director Option relates, are forfeited, or if an Option or Director Option otherwise terminates or is canceled without the delivery of Shares, then the Shares covered by such Option or Director Option, or to which such Option or Director Option relates, or the number of Shares otherwise counted against the aggregate number of Shares with respect to which Options and Director Options may be granted, to the extent of any such settlement, forfeiture, termination or cancellation, shall again be, or shall become, Shares with respect to which Options and Director Options may be granted. In the event that any Option or Director Option is exercised through the delivery of Shares, the number of Shares available for Awards under the plan shall be increased by the number of Shares surrendered.

         (b) ADJUSTMENTS. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall proportionately adjust any or all (as necessary) of (i) the number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted, including an Award pursuant to Section 6(e), (ii) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards, and (iii) the grant or exercise price with respect to any Award; provided, in each case, that with respect to Awards of Incentive Stock Option no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate
Section 422(b)(1) of the Code, as from time to time amended.

         (c) SOURCES OF SHARES. Any Shares delivered pursuant to an Option or Director Option may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

SECTION 5. ELIGIBILITY. An Employee, including any officer or employee-director of the Company shall be eligible to be designated a Participant. Each Eligible Director shall be eligible to receive Director Options in accordance with Section 6(e) hereof.

SECTION 6.        OPTIONS AND DIRECTOR OPTIONS.

         (a) GRANT. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees to whom Options shall be granted, the number of Shares to be covered by each Option, the option price therefor and the conditions and limitations applicable to the exercise of the option. The Committee shall have the authority to grant Incentive Stock Options, or to grant Non-Qualified Stock Options, or to grant both types of options. In such case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code, as from time to time amended, and any regulations implementing such statute, including without limitation, the requirements of Code Section 422(d), which limits the aggregate fair market value of Shares of which Incentive Stock Options are exercisable for the first time to $100,000 per calendar year. Each provision of the Plan and of each written option agreement relating to an Option designated an Incentive Stock Option shall be construed so that such Option qualifies as an Incentive Stock Option, and any provision that cannot be so construed shall be disregarded.

         (b) EXERCISE PRICE. The Committee shall establish the exercise price at the time each Option or Director Option is granted, which price shall not be less than one hundred percent (100%) of the per Share Fair Market Value on the date of grant. Notwithstanding any provision contained herein, in the case of an Incentive Stock Option, the exercise price at the time such Incentive Stock Option is granted to any Employee who, at the time of such grant, is a Ten Percent Stockholder, shall not be less than one hundred ten percent (110%) of the per Share Fair Market Value on the date of grant.

         (c) EXERCISE. Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Award Agreement or thereafter; provided, in the case of an Incentive Stock Option, a Participant may not exercise such Option as an Incentive Stock Option after the earlier of (i) the date which is ten (10) years (five (5) years in the case of a Participant who is a Ten Percent Stockholder) after the date on which such Incentive Stock Option is granted, or
(ii) the date which is three (3) months (twelve (12) months in the case of a Participant who becomes Disabled, or who dies) after the date on which he ceases to be an employee of the Company or an Affiliate, and provided, further, that no Award of Options under the Plan shall vest more rapidly than ratably over a five-year period whereby twenty percent (20%) of the Award shall vest on each of the first through the fifth anniversaries of the date of grant so long as the Participant remains employed by the Company or an Affiliate; provided, further, that an Award of Options shall be one hundred (100) percent vested upon a Participant's death or Disability. In the event of an Employee's Termination for Cause, his Options shall be canceled on the date he ceases to be an Employee. The Committee may impose such conditions with respect to the exercise of Options, including without limitation, any relating to the application of federal or state securities laws, as it may deem necessary or advisable. The Committee shall have the right to accelerate the exercisability of any Option or outstanding Options in its discretion.

         (d) PAYMENT. No Shares shall be delivered pursuant to any exercise of an Option or Director Option until payment in full of the option price therefor is received by the Company. Such payment may be made in cash or its equivalent, or, if and to the extent permitted by the Committee, by exchanging Shares owned by the optionee (which are not the subject of any pledge or other security interest), or by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Shares so tendered to the Company as of the date of such tender is at least equal to such option price.

         (e) DIRECTOR OPTIONS. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Eligible Directors to whom Director Options shall be granted, the number of shares to be covered by each Director Option and the conditions and limitations applicable to the exercise of each Director Option. Each Award of Director Options shall vest ratably over a five (5) year period whereby twenty percent (20%) of the Award shall vest on each of the first through the fifth anniversaries of the date of grant so long as the Eligible Director continues to serve as a member of the Board or is designated a Director Emeritus; provided, however, that the Award shall be one hundred (100) percent vested in the event of the Eligible Director's death or Disability. A Director Option shall be exercisable until the earlier to occur of the following two dates (i) the tenth anniversary of the date of grant of such Director Option or (ii) one (1) year (two (2) years in the case of an Eligible Director who becomes Disabled) after the date the Eligible Director ceases to be a member of the Board, except that (A) if the Eligible Director ceases to be a member of the Board upon Termination for Cause, his Director Option shall be canceled on the date he ceases to be a member of the Board and (B) if the Eligible Director dies, his Director Option may be exercised by his estate, descendants and beneficiaries and until the tenth anniversary of the date of grant. An Eligible Director may pay the exercise price of a Director Option in the manner described in Section 6(d).

         (f) EFFECT OF A CHANGE IN CONTROL. In the event of a Change in Control, all then outstanding Options and Director Options, shall (to the extent authorized or not prohibited by applicable law or regulations) become one hundred percent (100%) vested and exercisable as of the effective date of the Change in Control. If, in connection with or as a consequence of a Change in Control, the Company or the Bank is merged into or consolidated with another corporation, or if the Company or the Bank sells or otherwise disposes of substantially all of its assets to another corporation, then unless provisions are made in connection with such transaction for the continuance of the Plan and/or the assumption or substitution of then outstanding Options and Director Options with new options covering the stock of the successor corporation, or parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, such Options or Director Options shall be canceled as of the effective date of the merger, consolidation, or sale and the Participant or Eligible Director shall be paid in cash an amount equal to the difference between the Fair Market Value of the Shares subject to the Options or Director Options as of the effective date of the such corporate event and the exercise price of the Options or Director Options, as appropriate.

SECTION 7.        AMENDMENT AND TERMINATION.

         (a) AMENDMENTS TO THE PLAN. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement

         (b) AMENDMENTS TO AWARDS. Except as provided under Section 3, the Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would impair the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.

         (c) CANCELLATION. Any provision of this Plan or any Award Agreement to the contrary notwithstanding, the Committee may cause any Award of Options granted hereunder to be canceled in consideration of the granting to the holder of an alternative Award of Options having a Fair Market Value equal to the Fair Market Value of such canceled Award.

SECTION 8.        GENERAL PROVISIONS.

         (a) Nontransferability.

                  (i) Each Award, and each right under any Award, shall be exercisable only by the Participant during his or her lifetime, or, if permissible under applicable law, by the Participant's guardian or legal representative or a transferee receiving such Award pursuant to a domestic relations order, or Section 8(a)(ii) as determined by the Committee.

                  (ii) No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution or pursuant to a domestic relations order, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company; provided, however, that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance. Notwithstanding the preceding sentence, the Committee shall have discretionary authority to permit the transfer of any Non-Qualified Stock Option to members of a Participant's immediate family, including trusts for the benefit of such family members and partnerships in which such family members are the only partners; provided, however, that a transferred Non-Qualified Stock Option may be exercised by the transferee on any date only to the extent that the Participant would have been entitled to exercise the Non-Qualified Stock Option on such date had the Non-Qualified Stock Option not been transferred. Any transferred Non-Qualified Stock Option shall remain subject to the terms and conditions of the Participant's Award Agreement.

         (b) NO RIGHTS TO AWARDS. No Employee, Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Employees, Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards need not be the same with respect to each recipient.

         (c) SHARE CERTIFICATES. All Shares or other securities of the Company delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the SEC, any stock exchange or national securities association upon which such Shares or other securities are then listed, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any certificates representing such Shares or other securities to make appropriate reference to such restrictions.

         (d) DELEGATION. Subject to the terms of the Plan and applicable law, the Committee may delegate to one or more officers or managers of the Company, or to a committee of such officers or managers, the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to, or to cancel, modify or waive rights with respect to, or to alter, discontinue, suspend, or terminate Awards held by, Employees who are not officers or directors of the Company for purposed of Section 16 of the Exchange Act, or any successor section thereto, or who are otherwise not subject to such Section.

         (e) WITHHOLDING. A Participant shall be required to pay to the Company and the Company is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or from any compensation or other amount owing to a Participant the amount of any applicable withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes, including, but not limited to, the withholding of the issuance of Shares to be issued upon the exercise of any Option or Director Option until the Participant reimburses the Company for any amount required to be withheld.

         (f) AWARD AGREEMENTS. Each Award hereunder shall be evidenced by an Award Agreement which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto.

         (g) NO LIMIT ON OTHER COMPENSATION ARRANGEMENTS. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options, restricted stock, Shares and other types of Awards provided for hereunder (subject to shareholder approval if such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

         (h) NO RIGHT TO EMPLOYMENT. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or an Affiliate. Further, the Company may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provide in the Plan or in any Award Agreement.

         (i) NO RIGHTS AS STOCKHOLDER. Subject to the provisions of the applicable Award, no Participant or holder or beneficiary of any Award shall have any rights as a stockholder with respect to any Shares to be distributed under the Plan until he or she has become the holder of such Shares.

         (j) GOVERNING LAW. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Illinois, without giving effect to the choice of law principles thereof.

         (k) SEVERABILITY. If any provisions of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

         (l) OTHER LAWS. The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation or entitle the Company to recovery under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. federal securities laws.

         (m) NO TRUST OR FUND CREATED. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company pursuant to an Award, such rights shall be no greater than the right of any unsecured general creditor of the Company.

         (n) RULE 16b-3 COMPLIANCE. With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable terms and conditions of Rule 16b-3 and any successor provisions. To the extent that any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

         (o) HEADINGS. Heading are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

         (p) NO IMPACT ON BENEFITS. Unless specifically provided under any other benefit plan of the Company or its Affiliates, Awards shall not be treated as compensation for purposes of calculating an Employee's or Eligible Director's rights under such benefit plans.

         (q) INDEMNIFICATION. Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be made a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive and shall be independent of any other rights of indemnification to which such persons may be entitled under the Company's articles of incorporation or bylaws, by contract, as a matter of law, or otherwise.

SECTION 9.        TERM OF THE PLAN.

         (a) EFFECTIVE DATE. The Plan shall become effective only upon approval by a majority of the Company's stockholders at an annual or special meeting of stockholders of the Company held not less than six (6) months after the date of adoption of the Plan by the Board.

         (b) EXPIRATION DATE. The Plan shall terminate on and no Award shall be granted under the Plan after the tenth anniversary of the Effective Date. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted hereunder may, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under any such Award shall, continue after the tenth anniversary of the Effective Date.

[X]  PLEASE MARK VOTES                            REVOCABLE PROXY
     AS IN THIS EXAMPLE                        CHESTER BANCORP, INC.
                                                                                                                     WITH-  FOR ALL
              ANNUAL MEETING OF STOCKHOLDERS                                                                  FOR    HOLD    EXCEPT
                      APRIL 7, 2000                                  1. The election as directors of the      [ ]     [ ]     [ ]
                                                                        nominees listed (except as marked
                                                                        to the contrary below):
     The undersigned hereby appoints the official Proxy
Committee of the Board of Directors of Chester Bancorp, Inc.            JOHN R. BECK, M.D   JAMES C. MCDONALD  THOMAS E. WELCH, JR.
("Corporation") with full powers of substitution to act as
attorneys and proxies for the undersigned, to vote all shares of
Common Stock of the Corporation which the undersigned is              INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
entitled to vote at the Annual Meeting of Stockholders, to be         NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME
held at the American Legion Hall, 500 E. Opdyke St.,                  IN THE SPACE PROVIDED BELOW.
Chester, Illinois on Friday, April 7, 2000 at 10:00 a.m.,
local time, and at any and all adjournments thereof, as follows:      --------------------------------------------------------------

                                                                                                              FOR   AGAINST  ABSTAIN
                                                                     2. The approval of the Chester Bancorp,  [ ]     [ ]      [ ]
                                                                        Inc. 2000 Stock Option Plan the


                                                                     3. In their discretion, upon such other matters as may
                                                                        properly come before the meeting.

                                                                        THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

                                                                     THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS
                                                                     ARE SPECIFIED THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS
                                                                     STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING,
                                                                     THIS PROXY WILL BE VOTED BY THE BOARD OF DIRECTORS IN ITS
                                                                     BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS
                                                                     KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL
                                                                     MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON
                                                                     THE BOARD OF DIRECTORS TO VOTE WITH RESPECT TO THE ELECTION
                                                                     OF ANY PERSONS AS DIRECTOR WHERE THE NOMINEES ARE UNABLE TO
                                                                     SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT
                                                                     TO THE CONDUCT OF THE ANNUAL MEETING.

                                        ---------------------------
 Please be sure to sign and date       |  Date                     |
   this Proxy in the box below.        |                           |
-------------------------------------------------------------------
                                                                   |
                                                                   |
                                                                   |
--Stockholder sign above------------Co-holder (if any) sign above--

+                                                                                                                                 +

                         /\    DETACH ABOVE CARD, DATE, SIGN, AND MAIL IN POSTAGE-PRE PAID ENVELOPE PROVIDED.    /\

                                                     CHESTER BANCORP, INC.
------------------------------------------------------------------------------------------------------------------------------------
     Should the above signed be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Corporation at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

     The above signed acknowledges receipt from the Corporation prior to the execution of this proxy of the Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting dated March 10, 2000 and the Annual Report to Stockholders.

     Please sign exactly as your name appears on the enclosed card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

                                      PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY
                                              IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
------------------------------------------------------------------------------------------------------------------------------------